EXHIBIT 10.4

                               AMENDMENT NO. 1 to
                              EMPLOYMENT AGREEMENT


     THIS AMENDMENT NO. 1 ("Amendment") dated as of May 8, 2003, entered into by and among Talk America Holdings, Inc., a Delaware corporation (the "Company"), and Warren Brasselle ("Employee").

                         W  I  T  N  E  S  S  E  T  H :
                         ------------------------------

     WHEREAS, the Company and Employee are parties to an Employment Agreement dated as of March 8, 2000, (the "Agreement") pursuant to which the Company employs Employee as its Senior Vice President - Operations; and

     WHEREAS, the Company and Employee desire to amend the Agreement as provided herein.

     NOW THEREFORE, in consideration of the foregoing, the mutual covenants set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the undersigned hereby agree as follows:

1. Section 2 of the Agreement is hereby amended in its entirety to read as follows:

"2. TERM OF AGREEMENT. The term of Employee's employment hereunder shall commence on April 3, 2000 (the date when Employee commences employment hereunder, the "Commencement Date") and shall continue in effect until May 8, 2006, except as hereinafter provided (the "Term")."

     IN WITNESS WHEREOF, each of the parties hereto has executed this Amendment as of the day and year first written above.


TALK  AMERICA  HOLDINGS,  INC.                         EMPLOYEE


By: /s/ Aloysius T. Lawn IV                            /s/ Warren Brasselle
   --------------------------                          ------------------------
   Name: Aloysius  T.  Lawn  IV                        Warren  Brasselle
   Title:  EVP  -  General  Counsel
           and  Secretary